Exhibit 99.1

Goodness Growth Provides CREAM & Fire Updates

05/01/2024

– Josh Rosen to shed Interim title and become Chief Executive Officer; Company provides other key personnel updates –

– Company receives a short-term extension of the maturity date on its credit facility –

– Company plans corporate name change to Vireo –

MINNEAPOLIS, May 01, 2024 (GLOBE NEWSWIRE) -- Goodness Growth Holdings, Inc. (“Goodness Growth” or the “Company”) (CSE: GDNS; OTCQX: GDNSF), today announced several leadership and corporate updates related to the day-to-day management of its business. Josh Rosen, who has served as Interim CEO since February of 2023, has been appointed as Chief Executive Officer, effective immediately. The Company also provided several other updates, including additional key personnel hires, an update regarding an extension of its credit agreement, and a planned corporate name change to Vireo over the coming months.

Executive Chairman Dr. Kyle Kingsley commented, “Josh Rosen’s leadership over the course of the past 14 months has been instrumental in securing a path forward for our Company as a standalone enterprise. We have been immensely impressed with Josh’s stewardship of the organization through the exceptionally challenging circumstances that were created by Verano’s wrongful termination of our merger agreement. During his tenure as Interim CEO, he has significantly improved our fundamental operating and financial performance, and has represented the Company admirably in his interactions with both internal and external stakeholders. On behalf of our entire Board of Directors and executive management team, I am pleased that we have reached an agreement with Josh to drop the Interim from his title and be our Chief Executive Officer.”

Chief Executive Officer Josh Rosen said, “Our team has overcome many challenges together since I stepped into the Interim CEO role. I’m excited for the future of Vireo, and after being asked by the Board to extend my time leading the Company, I realized that I’m committed to this team and being a part of Vireo’s evolution. We still have a lot of work to do to achieve our objectives and I am proud to serve in my role, which for now, also includes as Interim CFO. We envision a future with many attractive avenues for growth and excellence within the cannabis industry, but that must begin and end with our focus on delivering quality product, service and value to our customers. Today’s other key personnel updates reflect this commitment to developing and augmenting our team, and we look forward to demonstrating continued improvements.”

Additional Key Personnel Updates

Today, the Company provided key personnel updates which relate to its ongoing CREAM & Fire operating strategy which was unveiled in early 2023. In addition to the appointment of Josh Rosen as Chief Executive Officer, the Company promoted Brendan Sweeny to Executive Vice President of Operations and realigned the finance team, nicknamed C3FO, with enhanced responsibilities for Aaron Garrido (VP - Chief of Staff), Brandon Van Asten (VP of Finance and Controller), and Joe

Duxbury (VP of Finance and IR). The Company also announced recent hires or affiliations of the following key personnel supporting its operations across Maryland and Minnesota:

•	Alex Breant, General Manager of Minnesota
•	Gabriel Garcia, Minnesota Director of Cultivation
•	Mark Doherty, Vice President of Facilities Management & Performance
•	Tyler Alzamora, Director of Laboratory Operations
•	Kyle Judson, Maryland Director of Cultivation
•	Nicole Stanton, Outside General Counsel

Company President Amber Shimpa commented, “Since we began implementing our CREAM & Fire strategic initiatives last year, we have maintained a relentless focus on improving the quality and depth of our product offerings, as well as enhancing the value proposition of our products to customers and patients. The investment in our internal talent and these recent additions of important team members to our cultivation and operations teams reflect our continued commitment to our Scrappy Operators Creed and our efforts to infuse our organization with weed hustle and passion for fire product. We’ve also been very pleased to welcome industry veteran Nicole Stanton as Outside General Counsel supporting our legal and compliance operations, and look forward to her continued contributions as we continue executing our CREAM & Fire strategy.”

Extension of Credit Agreement with Chicago Atlantic

The Company also announced today that it is in ongoing discussions with its senior secured lender, Chicago Atlantic Admin, LLC, an affiliate of Green Ivy Capital, to finalize a longer-term extension of its credit agreement. While this process remains ongoing, the parties have agreed to a short-term extension of the maturity date on their term loan until June 14, 2024, matching all other terms of the existing agreement.

Planned Corporate Name Change to Vireo

Today the Company also announced that it has planned a corporate name change to Vireo in the coming months. The Company expects to provide additional details regarding its name change and expected ticker symbols for its listed subordinate voting shares in the United States and Canada when close to being finalized.

Josh Rosen concluded, “Our name change to Vireo reflects a return to our roots and focus as a cannabis industry operator. We are proud of the Vireo brand name and its importance in our heritage, and believe Vireo appropriately reflects our corporate identity to all stakeholders.”

About Vireo & Goodness Growth

Vireo (Goodness Growth) was founded as a pioneer in medical cannabis in 2014 and sustained with an entrepreneurial drive that fuels our ongoing commitment to serve and delight our key stakeholders, most notably our customers, our employees, our shareholders, our industry collaborators, and the communities in which we live and operate. We work every day to get better and our team prioritizes 1) empowering and supporting strong local market leaders and 2) strategic, prudent capital and human resource allocation. For more information, please visit www.vireohealth.com.

Contact Information

Investor Inquiries:
Sam Gibbons
Managing Director
sam.gibbons@alpha-ir.com
(612) 314-8995

Media Inquiries:
Amanda Hutcheson
Senior Manager, Communications
amandahutcheson@vireohealth.com
(919) 815-1476

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” “transformation,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in Minnesota; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2023, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.